EXHIBIT 10.33

                                    GUARANTY

            GUARANTY (this "Guaranty") dated _______________, 2001 made by each of the entities listed on the signature pages hereto, jointly and severally, (each referred to individually herein as a "Guarantor", and collectively, the "Guarantors"), in favor of FORD MOTOR CREDIT COMPANY, a Delaware corporation ("Ford Credit").

PRELIMINARY STATEMENTS

      WHEREAS, Ford Credit has extended and will extend wholesale credit lines and other credit facilities (the "Wholesale Facilities") to Hometown Auto Retailers, Inc., a Delaware corporation ("Hometown") and to certain dealership subsidiaries now existing or hereafter acquired by Hometown over which Hometown exercises control, directly or indirectly (collectively, the "Dealerships" and individually, each a "Dealership"); and

      WHEREAS, it is a condition precedent to extending the Wholesale Facilities that each Guarantor executes and delivers this Guaranty; and

      NOW, THEREFORE, in consideration of the premises and in order to induce the Ford Credit to extend the Wholesale Facilities, each Guarantor hereby agrees as follows:

      Section 1. Guaranty. (a) Each Guarantor hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of each Guarantor to whom Ford Credit has extended a Wholesale Facility now or hereafter existing under or in respect of the Wholesale Facilities (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by Ford Credit in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Dealership to Ford Credit but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Dealership.

      (b) Each Guarantor, and by its acceptance of this Guaranty, Ford Credit, hereby confirms that it is the intention of the parties that this Guaranty and the obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the obligations of each Guarantor hereunder. To effectuate the foregoing intention, Ford Credit and the Guarantors hereby irrevocably agree that the obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, "Bankruptcy Law" means any proceeding of the type referred to in Section 6.1(f) and (g) of the Credit Agreement or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

      (c) Each Guarantor hereby unconditionally and irrevocably agrees that, in the event any payment shall be required to be made to Ford Credit under this Guaranty or any other by the Ford Credit in enforcing any rights under this Guaranty), such Guarantor will contribute, to

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the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to Ford Credit under or in respect of the Wholesale Facilities.

      Section 2. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Wholesale Facilities, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Ford Credit with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other obligations of any other party under the Wholesale Facilities, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Dealership to whom the Wholesale Facility was extended is joined in any such action or actions. This Guaranty is a guaranty of payment and performance and not of collection. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

      (a) any lack of validity or enforceability of any Wholesale Facility or any agreement or instrument relating thereto;

      (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Wholesale Facility, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Dealership to whom the Wholesale Facility was extended or otherwise;

      (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

      (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations under the Wholesale Facilities or any other assets of any Guarantor;

      (e) any change, restructuring or termination of the corporate structure or existence of any Guarantor;

      (f) any failure of Ford Credit to disclose to any Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Guarantor now or hereafter known to Ford Credit (each Guarantor waiving any duty on the part of Ford Credit to disclose such information);

      (g) the failure of any other Person to execute or deliver this Guaranty or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

      (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by Ford Credit that might otherwise constitute a defense available to, or a discharge of, any Guarantor or any other guarantor or surety.

      This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Ford Credit or any other person upon the insolvency, bankruptcy or reorganization of any Guarantor or otherwise, all as though such payment had not been made.

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      Section 3. Waivers and Acknowledgments. (a) Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that Ford Credit protect, secure, perfect or insure any lien or any property subject thereto or exhaust any right or take any action against any Guarantor or any other Person or any specific Collateral.

      (b) Each Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

      (c) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Wholesale Facilities and that the waivers set forth in this Guaranty are knowingly made in contemplation of such benefits.

      (d) Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by Ford Credit that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Guarantors, or any other Person or any specific Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the obligations of such Guarantor hereunder.

      (e) Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of Ford Credit to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Guarantor or any of its Subsidiaries now or hereafter known by Ford Credit.

      Section 4. Subrogation. No Guarantor will exercise any rights that it may now or hereafter acquire against any other Guarantor that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Ford Credit against any Guarantor or any specific Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Guarantor directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash in accordance with the terms of the Wholesale Facilities. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of Ford Credit and shall forthwith be paid to Ford Credit to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Wholesale Facilities, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to Ford Credit of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and (iii) the Wholesale Facilities extended by Ford Credit shall have terminated in accordance with their own terms, Ford Credit will, at the Guarantors' request and expense, execute and deliver to the Guarantors appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantors of an interest in the Guaranteed Obligations resulting from such payment by a Guarantor.

      Section 5. Representations and Warranties. Each Guarantor hereby represents and warrants as follows:

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      (a) Each Guarantor (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified and in good standing in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed), and (iii) has all requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

      (b) The execution, delivery and performance by each Guarantor of this Guaranty are within each such Guarantor's powers, have been duly authorized by all necessary corporate, limited liability company, or limited partnership action, and do not (i) contravene each such Guarantor's charter or bylaws or similar organizational documents, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any loan agreement, contract, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting such Guarantor, any of its subsidiaries or any of its or their properties, the effect of which conflict, breach or default is reasonably likely to have a Material Adverse Effect, or (iv) except for the liens permitted under the Wholesale Facilities, result in or require the creation or imposition of any lien upon or with respect to any of the properties of any such Guarantor or any of its Subsidiaries. No Guarantor is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument.

      (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Guarantor of this Guaranty, and (ii) the exercise by Ford Credit of its rights under this Guaranty, except for (a) those that have been made, obtained or given, and (b) filings necessary to create or perfect security interests in the Collateral.

      (d) This Guaranty has been duly executed and delivered by each Guarantor. This Guaranty is the legal, valid and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

      (e) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

      (f) Each Guarantor has, independently and without reliance upon Ford Credit, and based on such documents and information as it has deemed appropriate, made its own decision to enter into this Guaranty.

      Section 6. Covenants. Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid or any of the Wholesale Facilities extended by Ford Credit shall be in effect, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Wholesale Facilities on its or their part to be performed or observed or that Hometown has agreed to cause such Guarantor or such Subsidiaries to perform or observe.

      Section 7. Addition of Guarantors. Hometown agrees to cause each Dealership and each Subsidiary of Hometown that manages a Dealership, directly or indirectly, to agree to guarantee the Guaranteed Obligations by acknowledging and agreeing to be bound by the

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terms and conditions of this Guaranty. Each Guarantor waives any defense that may accrue to it by the addition of any entity acquired by Hometown and added as a party to this Guaranty. Furthermore, each Guarantor acknowledges that Ford Credit may extend to any such Dealership acquired by Hometown, Wholesale Facilities that will be included in the Guaranteed Obligations.

      Section 8. No Waiver, Remedies. No failure on the part of Ford Credit to exercise, and no delay in exercising, any right under any Wholesale Facility shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies in the Wholesale Facilities are cumulative and not exclusive of any remedies provided by law.

      Section 9. Indemnification. (a) Each Guarantor agrees to defend, protect, indemnify, and hold harmless Ford Credit and each of its respective Affiliates, and each of the Ford Credit's, or Affiliate's respective officers, directors, employees, attorneys and agents (including, without limitation, those retained in connection with the satisfaction or attempted satisfaction of any of the conditions set forth in Article III) (collectively, the "Indemnified Parties" and each an "Indemnified Party") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), imposed on, incurred by, or asserted against such Indemnitees in any manner relating to or arising out of:

            (i) the execution of this Guaranty and the Wholesale Facilities, or any act, event or transaction related or attendant thereto, or any of the other transactions contemplated by the Wholesale Facilities;

            (ii) any liabilities, obligations, responsibilities, losses, damages, personal injury, death, punitive damages, economic damages, consequential damages, treble damages, intentional, willful or wanton injury, damage or threat to the environment, natural resources or public health or welfare, costs and expenses (including, without limitation, attorney, expert and consulting fees and costs of investigation, feasibility or remedial action studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future relating to violation of any Environmental, Health or Safety Requirements of Law arising from or in connection with the past, present or future operations of Hometown, any Guarantor or any of their respective predecessors in interest, or, the past, present or future environmental, health or safety condition of any respective property of Hometown or any Guarantor, the presence of asbestos-containing materials at any respective property of Hometown or any Guarantor or the Release or threatened Release of any Contaminant into the environment (collectively, the "Indemnified Matters");

provided, however, that no Guarantor shall have any obligation to an Indemnified Party hereunder with respect to any of the aforementioned indemnified matters caused by or resulting from the willful misconduct or gross negligence of such Indemnified Party as determined by the final non-appealed judgment of a court of competent jurisdiction. If the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, each Guarantor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnified Parties. It is understood and agreed that, to the extent not precluded by a conflict of interest, each Indemnitee shall endeavor to work cooperatively with the Borrower with a view toward minimizing the legal and other expenses associated with any defense and any potential settlement or judgment. Settlement of any claim or litigation involving any material indemnified amount will require the approval of Hometown (which may not be unreasonably withheld), provided, however, that no Guarantor shall have

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any obligation to an Indemnified Party hereunder with respect to any of the aforementioned indemnified matters caused by or resulting from the willful misconduct or gross negligence of such Indemnified Party as determined by the final non-appealed judgment of a court of competent jurisdiction.

      (b) Each Guarantor hereby also agrees that none of the Indemnified Parties shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates or any of their respective officers, directors, employees, agents and advisors, and each Guarantor hereby agrees not to assert any claim against any Indemnified Party on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to this Guaranty or the Wholesale Facilities, the actual or proposed use of the proceeds of the advances made under the Wholesale Facilities, or any of the transactions contemplated by the Wholesale Facilities.

      (c) Without prejudice to the survival of any of the other agreements of any Guarantor under this Guaranty or any of the other Wholesale Facilities, the agreements and obligations of each Guarantor contained in Section 1(a) (with respect to enforcement expenses), the last sentence of Section 2 and this
Section 9 shall survive the payment in full of the Guaranteed Obligations and all of the other amounts payable under this Guaranty.

      Section 10. Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and other Obligations owed to such Guarantor by any other Guarantor (the "Subordinated Obligations") to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 10:

      (a) Prohibited Payments. Except during the continuance of an event of default under any of the Wholesale Facilities (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any Guarantor), to the extent permitted by the Wholesale Facilities, each Guarantor may receive regularly scheduled payments from any other Guarantor on account of the Subordinated Obligations. After the occurrence and during the continuance of any event of default under any of the Wholesale Facilities (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any Guarantor), however, unless Ford Credit otherwise agrees, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

      (b) Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any Guarantor, each Guarantor agrees that Ford Credit shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding ("Post Petition Interest")) before such Guarantor receives payment of any Subordinated Obligations.

      (c) Turn-Over. After the occurrence and during the continuance of any event of default under any of the Wholesale Facilities (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any Guarantor), each Guarantor shall, if Ford Credit so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for Ford Credit and deliver such payments to Ford Credit on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty and the Wholesale Facilities.

      (d) Administrative Agent Authorization. After the occurrence and during the continuance of any event of default under any of the Wholesale Facilities (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any Guarantor), Ford Credit is authorized and empowered (but without any obligation to so do), in its

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discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to Ford Credit for application to the Guaranteed Obligations (including any and all Post Petition Interest).

      Section 11. Continuing Guaranty. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the date the Wholesale Facilities shall have terminated in accordance with their own terms, (b) be binding upon each Guarantor, its successors and assigns, and (c) inure to the benefit of and be enforceable by Ford Credit and its successors, transferees and assigns.

      Section 12. Definitions. With respect to all documents executed by a Guarantor in connection with the Wholesale Facilities, the singular shall include the plural and vice versa and any gender shall include any other gender as the context may require.

      Section 13. Successors and Assigns. This Guaranty shall be binding upon and inure to the benefit of the Guarantor, Ford Credit, and their respective successors and assigns. The Guarantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Guarantor.

      Section 14. Governing Law; Severability. This Guaranty shall be governed by, and construed in accordance with, the internal laws (as opposed to conflict of laws provisions) of the State of Michigan. Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or any other document executed in connection with a Wholesale Facility.

      Section 15. Advice of Counsel. Each Guarantor represents and warrants to Ford Credit that it has consulted with its legal counsel regarding all waivers under this Guaranty and the Wholesale Facilities, it believes that it fully understands all rights that it is waiving and the effect of such waivers, that it assumes the risk of any misunderstanding that it may have regarding any of the foregoing, and that it intends that such waivers shall be a material inducement to Ford Credit to extend the indebtedness secured hereby.

      Section 16. Further Assurances. Each Guarantor agrees that it will cooperate with Ford Credit and will execute and deliver, or cause to be executed and delivered, all such other agreements, instruments, documents, stock powers and proxies and will take all such other actions, including, without limitation, the execution and filing of financing statements, as Ford Credit may reasonably request from time to time in order to carry out the provisions and purposes of this Guaranty and the Wholesale Facilities.

      Section 17. Costs and Expenses. Each Guarantor will upon demand pay to Ford Credit the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Ford Credit may incur in connection with (i) the administration of the Wholesale Facilities, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of collateral in which the Guarantor has separately granted Ford Credit a security interest ("Collateral"), (iii) the exercise or enforcement of any of the rights of Ford Credit under the Wholesale Facilities or this Guaranty, or (iv) the failure by any Dealership to perform or observe any of the provisions of the Wholesale Facilities.

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      Section 18. Notices. All notices and other communications provided for under this Guaranty shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Guarantor, care of Hometown at its address at 774 Straits Turnpike, Watertown, CT; if to the Ford Credit, at its address (insert address); or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall be effective, upon receipt, or in the case of (i) notice by mail, five days after being deposited in the United States mails, first class postage prepaid, (ii) notice by overnight courier, one business day after being deposited with a national overnight courier service, (iii) notice by telex, when telexed against receipt of answer back or (iv) notice by facsimile copy, when transmitted against mechanical confirmation of successful transmission.

      Section 19. Amendments, Waivers and Consents. No amendment or waiver of any provision of this Guaranty or in any Wholesale Facility nor consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Ford Credit and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      Section 20. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

      Section 21. Execution in Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

      Section 22. Merger. This Guaranty represents the final agreement of each Guarantor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between any Guarantor and Ford Credit.

      Section 23. No Strict Construction. The parties to the Wholesale Facilities have participated jointly in the negotiation and drafting of the Wholesale Facilities. In the event an ambiguity or question of intent or interpretation arises, the Wholesale Facilities shall be construed as if drafted jointly by the parties hereto and no presumption or burden or proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of the Wholesale Facilities.

      Section 24. Waiver of Jury Trial. To the maximum extent of applicable law, Ford Credit and each of the Guarantors waives any right to trial by jury in any dispute, whether sounding in contract, tort, or otherwise, between Ford Credit, any Guarantor or any other Person arising out of or related to this Guaranty or the Wholesale Facilities executed with Ford Credit by any Guarantor and the transactions contemplated by this Guaranty and the Wholesale Facilities executed with Ford Credit by any Guarantor or any other instrument, document or agreement executed or delivered in connection herewith or therewith. The Guarantors or Ford Credit may file an original counterpart or a copy of this Guaranty with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

      Section 25. Consent to Jurisdiction; Service of Process; Jury Trial. (a) Non Exclusive Jurisdiction. Each Guarantor irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Michigan state court or federal court of the United States of America sitting in Michigan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or the Wholesale Facilities or arising out of or relating to the relationship established among them in connection with this Guaranty or any of the Wholesale Facilities, or for recognition or enforcement of any judgment, and each Guarantor irrevocably and unconditionally agrees that all claims in respect of any such action or

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proceeding may be heard and determined in any such Michigan state court or, to the fullest extent permitted by law, in such federal court. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any of the Wholesale Facilities in the courts of any jurisdiction. Each Guarantor irrevocably and unconditionally waives, to the fullest extend it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any of the Wholesale Facilities to which it is a party in any Michigan state or federal court. Each Guarantor irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (b) Other Jurisdictions. Ford Credit shall have the right to proceed against any Guarantor or its real or personal property in a court in any location to enable Ford Credit to obtain personal jurisdiction over the Guarantor, to realize on the Collateral or any other security for the obligations or to enforce a judgment or other court order entered in favor of Ford Credit. No Guarantor shall assert any permissive counterclaims in any proceeding brought by Ford Credit under this Section 25.

            (c) Venue; Forum Non Conveniens. Each of Ford Credit and the Guarantors waives any objection that it may have (including, without limitation, any objection to the laying of venue or based on forum non conveniens) to the location of the court in which any proceeding is commenced in accordance with this Section 25.

      Section 26. Service of Process. Each Guarantor waives personal service of any process upon it and, as security for the Guaranteed Obligations, irrevocably appoints CT CORPORATION as its registered agent for the purpose of accepting service of process issued by any court in connection with any dispute between any Guarantor and Ford Credit arising out of or related to this Guaranty, the Wholesale Facilities or the relationship established between them in connection with the Wholesale Facilities or any other document to which any Guarantor is a party.

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                           [SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed under seal and delivered by its officer thereunto duly authorized as of the date first above written.

Guarantor:                               Each of the entities listed on the
                                         remainder of this page


                                          HOMETOWN AUTO FRAMINGHAM, INC.

                                          By: __________________________________

                                          Name:  _______________________________
                                          Title: _______________________________


                                          MULLER AUTOMOTIVE GROUP, INC.

                                          By: __________________________________

                                          Name:  _______________________________
                                          Title: _______________________________


                                          G0OD DAY CHEVROLET, OLDSMOBILE,
                                          ISUZU, INC.

                                          By: __________________________________

                                          Name:  _______________________________
                                          Title: _______________________________


                                          HOMETOWN NEWBURGH, INC.

                                          By: __________________________________

                                          Name:  _______________________________
                                          Title: _______________________________